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                                   EXHIBIT 99

Contact:   INVESTORS
           Patrick A. Kelly
           United Community Financial Corp.
           (330) 742-0592

           MEDIA                                       MEDIA
           Susan E. Stricklin                          James King
           United Community Financial Corp.            Edward Howard & Co.
           (330) 742-0638                              (216) 781-2400


                              FOR IMMEDIATE RELEASE

                     UNITED COMMUNITY COMPLETES ACQUISITION
                           OF INDUSTRIAL BANCORP, INC.

         BRANCHES TO BECOME NORTHWEST DIVISION OF HOME SAVINGS AND LOAN

YOUNGSTOWN, Ohio (July 2, 2001) - United Community Financial Corp. (Nasdaq:
UCFC), holding company of The Home Savings and Loan Company and Butler Wick Corp., announced today it completed its acquisition of Bellevue-based Industrial Bancorp, Inc. on July 1, 2001.

"This acquisition is a significant step in implementing our strategic plan to grow our company through product and geographic expansion," said Douglas M. McKay, chairman and president of United Community. "It further strengthens United Community's ability to maximize growth opportunities in new markets."

Industrial Savings and Loan, the sole subsidiary of Industrial Bancorp, Inc., has 12 branches located in Ashland, Bellevue, Clyde, Fremont, Findlay, Lexington, Norwalk, Sandusky, Tiffin and Willard. These branches will now operate as the northwest division under the Home Savings name. David Windau, the former president and chief executive officer of Industrial, will lead the northwest division and report to David G. Lodge, president and chief operating officer of Home Savings.

Home Savings is a community bank with a long-standing tradition of meeting and exceeding the expectations and financial needs of customers within each local community served. "Customers of Industrial can still count on the same friendly faces, branch locations and quality service they have come to know," said Lodge. "One of the most attractive aspects of this acquisition was the ability to retain 100 percent of the employee base."

Customers in the northwest division can expect to see an expanded array of financial products and services from Home Savings, including new deposit, lending and business


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programs. Later this year, when the computer systems of the two organizations are integrated, 24-hour online and telephone banking will also be made available in these areas. At the same time, branch signage will reflect the name change.

United Community Financial Corp. is an Ohio-based unitary thrift holding company. Its subsidiaries include The Home Savings and Loan Company and Butler Wick Corp. Home Savings has 29 full-service branches and four loan production offices located throughout Northeastern Ohio, while Butler Wick has 11 offices located throughout Northeastern Ohio and Western Pennsylvania. Additional information on United Community may be found on its web site: www.ucfconline.com.

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements related to the name change to Home Savings and the integration of computer systems are forward-looking in nature. These statements are subject to risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

UNITED COMMUNITY FINANCIAL CORP.
PRO-FORMA STATEMENT OF FINANCIAL CONDITION
MARCH 31, 2001
(dollars in thousands)

                                                                 Historical
                                                         -----------------------------
                                                            United       Industrial     Pro-forma
                                                           Community      Bancorp      Adjustments       Notes      Consolidated
                                                         --------------------------------------------------------------------------
Assets:
Cash and deposits with banks                            $    26,656    $     1,245    $    (5,540)            (4)   $    22,361
Federal funds sold and other                                 45,321         24,830                                       70,151
                                                        ------------------------------------------                   -----------
     Total cash and cash equivalents                         71,977         26,075         (5,540)                       92,512
                                                        ------------------------------------------                   -----------
Investment securities:
  Trading                                                     5,968                                                       5,968
  Available for sale                                         79,415         12,019                                       91,434
  Held to maturity                                              881                                                         881
Mortgage-related securities:
  Available for sale                                         97,741                                                      97,741
  Held to maturity                                          100,651            110              7             (2)       100,761
                                                                                               (7)            (3)
Loans, net                                                  927,399        379,236          6,367             (2)     1,310,909
                                                                                           (2,093)            (3)
Margin accounts                                              29,350                                                      29,350
Federal Home Loan Bank stock                                 14,039          3,820                                       17,859
Premises and equipment                                       11,964          5,216            180             (2)        17,352
                                                                                               (8)            (3)
Accrued interest receivable                                   8,222          2,520                                       10,742
Real estate owned                                               349                                                         349
Other assets                                                  8,802            595          7,077             (2)        32,321
                                                                                           18,121             (1)
                                                                                              215             (2)
                                                                                              (37)            (3)
                                                                                           (2,452)            (3)
                                                        ------------------------------------------                   -----------
     Total assets                                       $ 1,356,758    $   429,591    $    21,830                    $ 1,808,179
                                                        ==========================================                   ===========


Liabilities:
Deposits                                                $   939,693      $ 315,703     $    3,619             (2)   $ 1,256,400
                                                                                           (2,615)            (3)
Other borrowed funds                                        138,516         50,000            664             (2)       275,966
                                                                                           87,302             (1)
                                                                                             (516)            (3)
Advance payments by borrowers for taxes and insurance         2,564            929                                        3,493
Accrued interest payable                                      3,612          1,481                                        5,093
Accrued expenses and other liabilities                       14,822          1,860            348             (3)        15,091
                                                                                           (1,939)            (4)
                                                        ------------------------------------------                   -----------
     Total liabilities                                    1,099,207        369,973         86,863                     1,556,043
                                                        ------------------------------------------                   -----------

Shareholders' Equity:
Preferred stock                                                --             --             --                           --
Common stock                                                136,989         38,091        (38,091)            (1)       136,989
Retained earnings                                           155,706         43,151        (43,151)            (1)       150,291
                                                                                           (3,601)            (4)
                                                                                           (1,814)            (3)
Accumulated other comprehensive income                        1,009          1,995         (1,995)            (1)         1,009
Unearned stock compensation                                 (25,795)        (2,243)         2,243             (1)       (25,795)
Treasury stock                                              (10,358)       (21,376)        21,376             (1)       (10,358)
                                                        ------------------------------------------                   -----------
     Total shareholders' equity                             257,551         59,618        (65,033)                      252,136
                                                        ------------------------------------------                   -----------
     Total liabilities and shareholders;' equity        $ 1,356,758    $   429,591    $    21,830                   $ 1,808,179
                                                        ==========================================                   ===========


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

UNITED COMMUNITY FINANCIAL CORP.
PRO-FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDING MARCH 31, 2001
(dollars in thousands, except per share data)

                                                                 Historical
                                                     -----------------------------------
                                                        United         Industrial        Pro-forma
                                                       Community        Bancorp         Adjustments    Notes        Consolidated
                                                     ------------------------------------------------------------------------------
Interest income
    Loans                                              $ 18,074          $ 8,081          $ (268)      (3)               $ 25,887
    Mortgage-related securities:
      Available for sale                                  1,464                                                             1,464
      Held to maturity                                    1,782                3                                            1,785
    Investment securities:
      Trading                                                31                                                                31
      Available for sale                                  1,332              174                                            1,506
      Held to maturity                                       13                                                                13
    Margin accounts                                         668                                                               668
    FHLB stock dividend                                     246               67                                              313
    Other interest-earning assets                           428              190                                              618
                                                  -----------------------------------------------                 ----------------
         Total interest income                           24,038            8,515            (268)                          32,285
Interest expense
    Interest on deposits                                 10,284            3,953            (230)      (3)                 14,007
    Interest on Federal Home Loan Bank advances           1,397              775           1,096       (4)                  3,218
                                                                                             (50)      (3)
                                                  -----------------------------------------------                 ----------------
         Total interest expense                          11,681            4,728             816                           17,225
                                                  -----------------------------------------------                 ----------------
Net interest income                                      12,357            3,787          (1,084)                          15,060
Provision for loan loss allowances                          330              120                                              450
                                                  -----------------------------------------------                 ----------------
Net interest income after provision for
    loan loss allowances                                 12,027            3,667          (1,084)                          14,610
                                                  -----------------------------------------------                 ----------------
Noninterest income
    Commissions                                           3,591                                                             3,591
    Service fees and other charges                        1,919              204                                            2,123
    Underwriting and investment banking fees                 63                                                                63
    Net gains (losses):
      Mortgage-related securities                            92                                                                92
      Investment securities                                 245                                                               245
      Trading securities                                   (411)                                                             (411)
      Loans                                                  25               67                                               92
      Other                                                  (9)              21                                               12
    Other income                                            273                7              (7)      (3)                    273
                                                  -----------------------------------------------                 ----------------
         Total noninterest income                         5,788              299              (7)                           6,080
                                                  -----------------------------------------------                 ----------------
Noninterest expenses
    Salaries and employee benefits                        7,864              950                                            8,814
    Occupancy                                               573              121               2       (3)                    696
    Equipment and data processing                         1,619              203                                            1,822
    Deposit insurance premiums                               42               15                                               57
    Franchise tax                                           510               20                                              530
    Advertising                                             551               26                                              577
    Other expenses                                        1,620              377             320       (3)                  2,317
                                                  -----------------------------------------------                 ----------------
         Total noninterest expense                       12,779            1,712             322                           14,813
                                                  -----------------------------------------------                 ----------------
Income before income taxes                                5,036            2,254          (1,413)                           5,877
Income taxes                                              1,834              815            (384)      (4)                  2,267
                                                                                               2       (3)
                                                  -----------------------------------------------                 ----------------
Net income                                              $ 3,202          $ 1,439        $ (1,031)                         $ 3,610
                                                  ===============================================                 ================

    EPS shares:
    Basic                                                32,671            4,135          (4,135)                          32,671
    Diluted                                              32,815            4,245          (4,245)                          32,815

    Basic earnings per share                             $ 0.10           $ 0.35                                           $ 0.11
    Diluted earnings per share                           $ 0.10           $ 0.34                                           $ 0.11



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



UNITED COMMUNITY FINANCIAL CORP.
PRO-FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2000
(dollars in thousands, except per share data)

                                                         Historical
                                                ------------------------------
                                                     United          Industrial       Pro-forma
                                                    Community         Bancorp        Adjustments    Notes          Consolidated
                                                --------------------------------------------------------------------------------
Interest income
    Loans                                            $ 62,836        $ 30,111         $ (1,825)      (3)               $ 91,122
    Mortgage-related securities:
      Available for sale                                6,737                                                             6,737
      Held to maturity                                  8,651              16               (7)      (3)                  8,660
    Investment securities:
      Trading                                             145                                                               145
      Available for sale                                7,896             800                                             8,696
      Held to maturity                                     62                                                                62
    Margin accounts                                     3,565                                                             3,565
    FHLB stock dividend                                   968             263                                             1,231
    Other interest-earning assets                         762             874                                             1,636
                                                -----------------------------------------------                -----------------
        Total interest income                          91,622          32,064           (1,832)                         121,854
Interest expense
    Interest on deposits                               35,394          14,694           (2,385)      (3)                 47,703
    Interest on Federal Home Loan Bank advances         8,710           2,833            4,444       (4)                 15,521
                                                                                          (466)      (3)
                                                -----------------------------------------------                -----------------
        Total interest expense                         44,104          17,527            1,593                           63,224
                                                -----------------------------------------------                -----------------
Net interest income                                    47,518          14,537           (3,425)                          58,630
Provision for loan loss allowances                        300             113                                               413
                                                -----------------------------------------------                -----------------
Net interest income after provision for
    loan loss allowances                               47,218          14,424           (3,425)                          58,217
                                                -----------------------------------------------                -----------------
Noninterest income
    Commissions                                        17,176                                                            17,176
    Service fees and other charges                      5,607             830                                             6,437
    Underwriting and investment banking fees              646                                                               646
    Net gains (losses):
      Mortgage-related securities                         115                                                               115
      Investment securities                                36             182                                               218
      Trading securities                                  241                                                               241
      Loans                                                               116                                               116
      Other                                                (2)             13                                                11
    Other income                                          935              34              (30)      (3)                    939
                                                -----------------------------------------------                -----------------
        Total noninterest income                       24,754           1,175              (30)                          25,899
                                                -----------------------------------------------                -----------------
Noninterest expenses
    Salaries and employee benefits                     36,193           3,477                                            39,670
    Gain on porstretirement curtailment                (2,928)                                                           (2,928)
    Loss on pension termination                         1,008                                                             1,008
    Occupancy                                           2,093             478                6       (3)                  2,577
    Equipment and data processing                       5,807             880                                             6,687
    Deposit insurance premiums                            168              61                                               229
    Franchise tax                                       3,710             399                                             4,109
    Advertising                                         1,924             221                                             2,145
    Other expenses                                      6,332           1,303            2,132       (3)                  9,767
                                                -----------------------------------------------                -----------------
        Total noninterest expense                      54,307           6,819            2,138                           63,264
                                                -----------------------------------------------                -----------------
Income before income taxes                             17,665           8,780           (5,593)                          20,852
Income taxes                                            6,051           3,081           (1,555)      (4)                  7,923
                                                                                           346       (3)
                                                -----------------------------------------------                -----------------
Net income                                           $ 11,614         $ 5,699         $ (4,384)                        $ 12,929
                                                ===============================================                =================

    EPS shares:
    Basic                                              33,186           4,116           (4,116)                          33,186
    Diluted                                            33,316           4,152           (4,152)                          33,316

    Basic earnings per share                           $ 0.35          $ 1.38                                            $ 0.39
    Diluted earnings per share                         $ 0.35          $ 1.37                                            $ 0.39


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


UNITED COMMUNITY FINANCIAL CORP.
NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS (dollars in thousands, except per share data)

Basis of Presentation:

The following pro-forma adjustments are based on available information and certain estimates and assumptions. Therefore, it is likely that the actual adjustments will differ from the pro-forma adjustments. United Community believes that such assumptions provide a reasonable basis for presenting all of the significant effects of the following transactions and that the pro-forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro-forma consolidated financial statements.

Adjustments to Pro-forma Consolidated Financial Statements

(1) Represents the acquisition for a total purchase price of $$87,302. The acquisition, which was paid in cash, is summarized as follows:


Total cash paid to INBI shareholders                                   $ 87,302
Industrial Bancorp shareholders' equity                                  59,618
                                                               -----------------
Acquisition cost in excess of book value                                 27,684
Adjustments to reflect fair value (see (2) below)                        (9,563)
                                                               -----------------
Total goodwill                                                         $ 18,121
                                                               =================


(2) Represents adjustments to reflect fair values of assets and liabilities as follows:

Mortgage-related securities held to maturity                                  7
Loans, net                                                                6,367
Premises and equipment                                                      180
Mortgage servicing rights                                                   215
Core deposit intangible                                                   7,077
Deposits                                                                 (3,619)
FHLB advances                                                              (664)
                                                              -----------------
Total fair value adjustments                                              9,563
                                                              =================


(3) Represents the amortization of the purchase accounting adjustments over the following periods:

                                                  Weighted
                                                   Average      Amortization
                                                     Life          Method
                                                 ------------------------------

Mortgage-related securities held to maturity      6 months     straight line
Loans, net                                        7 years      level yield
Premises and equipment                           15 years      straight line
Mortgage servicing rights                       7.5 years      level yield
Core deposit intangible                           5 years      level yield
Deposits                                          3 years      level yield
FHLB advances                                     1 year       level yield

(4) Represents interest expense on FHLB advances used to fund the acquisition and the related income tax effect.




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